ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                 1998-2 GROUP 1

IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS
         OF JUNE 1, 1998 SUPERIOR BANK - FSB SERVICING DIVISION REPORTS
          THE FOLLOWING INFORMATION PERTAINING TO SERIES 1998-2 GROUP 1
                  FOR DECEMBER 25, 1998, THE REMITTANCE DATE.

                       DUE PERIOD ENDED: DECEMBER 1, 1998

--------------------------------------------------------------------------------

  1 Total Actual Principal Collections                              2,971,435.83
  2 Total Actual Interest Collections                               2,204,751.15
  3 Less Service Fees Service Fees Previously Remitted                134,444.73
  4 Additional Proceeds                                                     0.00
                                                                ----------------
  5      Total Collections:                                         5,041,742.25

  6 Pre-Funding Account Transfer                                            0.00
  7 Interest Coverage Account Transfer                                      0.00
                                                                ----------------
  8      Aggregate Amount Received:                                 5,041,742.25

    Monthly Advances

  9 Interest Advance                                                   69,835.34
 10 Compensating Interest                                              10,742.53
 11 Amounts Held for Future Distributions                                   0.00
 12 Cross Collateral Deposit                                                0.00
 13 Reserve Withdrawal per Sec. 6.14c                                       0.00
                                                                ----------------
 14      Available Remittance Amount:                               5,122,320.12

 15 Service Fees                                                            0.00
 16 Expense Account Deposit:                                            2,057.51
                                                                ----------------
 17      Adjusted Remittance Amount:                                5,120,262.61

    Remaining Amount Available:

 18           Adjusted Remittance Amount                            5,120,262.61
 19           Insured Payments                                              0.00
 20           Monthly Premium @ 12 bp
                 due Certificate Insurer                               24,690.15
 21           Cross Collateral Withdrawal                                   0.00
 22           Class Remittance Amounts                              5,095,572.46
 23           Non-Recoverable Advances not
                 Previously Reimbursed                                      0.00
                                                                ----------------
    Total Remaining Amount Available:                                       0.00
                                                                ================

    Amount of Reimbursements Pursuant to Sec. 5.04
 24      Servicing Fee                                                      0.00
 25      Monthly Advances and Servicer Advances                             0.00
 26      Other Mortgage Payments                                            0.00
 27      Interest Earned on P&I Deposits                                    0.00
 28      Additional Servicing Compensation                                  0.00

--------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                 1998-2 GROUP 1

IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS
         OF JUNE 1, 1998 SUPERIOR BANK - FSB SERVICING DIVISION REPORTS
          THE FOLLOWING INFORMATION PERTAINING TO SERIES 1998-2 GROUP 1
                  FOR DECEMBER 25, 1998, THE REMITTANCE DATE.

                       DUE PERIOD ENDED: DECEMBER 1, 1998

--------------------------------------------------------------------------------

                                                     TOTAL             CLASS 1A          CLASS R
                                                     -----             --------          -------
 29 Loans Outstanding - BOM                                3977
 30 Original Loan Balance                        257,363,436.52     257,363,436.52
 31 Pre-Funding Account Balance                            0.00               0.00
 32 Initial Overcollateralization                  7,490,522.44       7,490,522.44
 33 Realized Losses, LTD                                   0.00               0.00
 34 Carryforward Amount                                    0.00
 35 Aggregate Unpaid Principal Balance
      of Delinquent                                                           0.00
       Loans Repurchased per Sec. 5.11                     0.00               0.00
                                             ----------------------------------------------------
 36 Total Class Principal Balance                249,872,914.08     249,872,914.08
 37      Pool Factor per Loan Balance                96.7531716%        96.7531716%
 38      Pool Factor per Class Balance               93.9371857%        93.9371857%
 39 Excess Spread                                          0.00                             0.00
 40 Cross Collateral Withdrawal                            0.00                             0.00
 41 Cross Collateral Deposit                               0.00               0.00
 42 Additional Principal due Class A                 923,377.76         923,377.76
 43 Interest Remittance @ Pass-Through Rates       1,200,758.87       1,200,758.87

    PRINCIPAL ADDITIONS:
 44           Number of loans                                 0                  0
 45           Transfers from Pre-Funding Account           0.00               0.00

    PRINCIPAL REDUCTIONS:
 46           Class 1A-5 Lockout Remittance                0.00
 47           Prepayments - Number                           48                 48
 48           Prepayments - Dollar                 2,521,244.27       2,521,244.27
 49           Delinquent Loans Repurchased
                - Number                                      0               0.00
 50           Delinquent Loans Repurchased
                - Dollar                                   0.00               0.00
 51           Net Liquidation Proceeds                     0.00               0.00
 52           Curtailments                           158,817.18         158,817.18
 53           Normal and Excess Payments             291,374.38         291,374.38
 54           Pre-Funding Account Transfer                 0.00               0.00
                                             ----------------------------------------------------
 55 Total Principal Remittance                     2,971,435.83       2,971,435.83
 56 Additional Principal Reduction                   923,377.76         923,377.76
                                             ----------------------------------------------------
 57 Total Remittance                               5,095,572.46       5,095,572.46          0.00
                                             ====================================================
 58 Current Month Realized Loss - Number                      0                                0
 59 Current Month Realized Loss - Dollar                   0.00                             0.00

    CLASS PRINCIPAL BALANCE - EOM

 60 Loans Outstanding - EOM                                3929
 61 Closing Loan Balance                         254,392,000.69     254,392,000.69
 62 Pre-Funding Account Balance                            0.00               0.00
 63 Additional Principal Reduction, LTD            8,413,900.20       8,413,900.20
 64 Realized losses, LTD                                   0.00               0.00
 65 Aggregate Unpaid Principal Balance
      of Delinquent
 66    Loans Repurchased per Sec. 5.11                     0.00               0.00

                                             ----------------------------------------------------
 67 Total Class Principal Balance                245,978,100.49     245,978,100.49
 68      Pool Factor per Loan Balance                95.6360905%        95.6360905%
 69      Pool Factor per Class Balance               92.4729701%        92.4729701%

--------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                 1998-2 GROUP 1

IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS
         OF JUNE 1, 1998 SUPERIOR BANK - FSB SERVICING DIVISION REPORTS
          THE FOLLOWING INFORMATION PERTAINING TO SERIES 1998-2 GROUP 1
                  FOR DECEMBER 25, 1998, THE REMITTANCE DATE.

                       DUE PERIOD ENDED: DECEMBER 1, 1998

--------------------------------------------------------------------------------

                                                         TOTAL         CLASS A-1
                                                         -----         ---------
 70 Weighted Note Rate - THIS Remittance               10.67909%
 71 Weighted Note Rate - NEXT Remittance               10.67363%

 72 Related Remittance Period for Libor Rate           25-Nov-98           thru            27-Dec-98
 73 Days in Related Period                                    33

 74 Pass-Through Rates                                                     5.24234%

 75 Weighted Average Remaining Term                      235.53

 76 Original Pool - Principal Balance            168,503,688.56     168,503,688.56
 77 Original Pool - Pre-Funding Account          100,454,855.42     100,454,855.42
 78 Original Pool - Additional Principal
      Reduction                                    2,958,543.98       2,958,543.98
                                                ----------------------------------------------------
 79 Original Pool Total                          266,000,000.00     266,000,000.00
 80 Original Pool - Number of Loans                        2573
--------------------------------------------------------------------------------
    CLASS A OVERCOLLATERALIZATION RECONCILIATION

                                              Beg.of Month   Current Month       End of Month
                                             ------------------------------------------------
 81 Additional Principal Reduction, LTD       7,490,522.44      923,377.76       8,413,900.20
 82 Cross Collateral Deposits                         0.00            0.00               0.00
 83 Less:  Realized Losses, LTD                       0.00            0.00               0.00
                                             ------------------------------------------------
 84 Overcollateralization of Principal        7,490,522.44      923,377.76       8,413,900.20
                                             ================================================

 85 Base Overcollateralization Required                                         16,675,429.73
 86 Required Overcollateralization Amount                                       16,675,429.73

    CURRENT MONTH SUBORDINATED AMOUNT         Beg.of Month   Current Month       End of Month
                                             ------------------------------------------------
 87 Original Subordinated Amount             32,812,942.37             N/A      32,812,942.37
 88 Less: Cumulative Realized Losses                  0.00            0.00               0.00
 89 Plus: Cumulative Additional Proceeds              0.00            0.00               0.00
                                             ------------------------------------------------
 90 Current Subordinated Amount              32,812,942.37                      32,812,942.37
                                             ================================================

    NONRECOVERABLE ADVANCE RECONCILIATION

 91 Beginning of Month                                                      0.00
 92 Current Month Unpaid Nonrecoverable Advance                             0.00
 93 Less: Current Month Reimbursement                                       0.00
                                                                 ---------------
 94 End of Month                                                            0.00
--------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                 1998-2 GROUP 1

IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS
         OF JUNE 1, 1998 SUPERIOR BANK - FSB SERVICING DIVISION REPORTS
          THE FOLLOWING INFORMATION PERTAINING TO SERIES 1998-2 GROUP 1
                  FOR DECEMBER 25, 1998, THE REMITTANCE DATE.

                       DUE PERIOD ENDED: DECEMBER 1, 1998

--------------------------------------------------------------------------------

                                                                       CLASS
                                                    TOTAL                A1
                                             -----------------------------------
 95 Total Class Principal - Original Pool     $266,000,000.00    $266,000,000.00
 96 Interest Remittance Amount                   1,200,758.87       1,200,758.87
 97 Interest Rate Factor / 1000                      4.514131           4.514131

 98 Total Principal Collections                  2,971,435.83       2,971,435.83
 99 Prefunding Account Transfer                          0.00               0.00
100 Additional Principal Reduction                 923,377.76         923,377.76
                                             -----------------------------------
101 Principal Remittance Amount                  3,894,813.59       3,894,813.59
102 Principal Payment Factor/1000                   14.642156          14.642156
103 Principal Factor                               924.729700         924.729700

104 Prior Month Principal Factor                   939.371856         939.371856

--------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                 1998-2 GROUP 2

IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS
         OF JUNE 25, 1998 SUPERIOR BANK - FSB SERVICING DIVISION REPORTS
          THE FOLLOWING INFORMATION PERTAINING TO SERIES 1998-2 GROUP 2
                  FOR DECEMBER 28, 1998, THE REMITTANCE DATE.

                       DUE PERIOD ENDED: DECEMBER 1, 1998

--------------------------------------------------------------------------------

  1 Total Actual Principal Collections                              3,503,179.45
  2 Total Actual Interest Collections                               1,494,460.01
  3      Less: Service Fees Previously Remitted                        95,046.20
  4 Additional Proceeds                                                     0.00
                                                                ----------------
  5      Total Collections:                                         4,902,593.26

  6 Pre-Funding Account Transfer                                            0.00
  7 Interest Coverage Account Transfer                                      0.00
                                                                ----------------
  8 Aggregate Amount Received:                                      4,902,593.26

    Monthly Advance
  9      Interest Advance                                             138,986.92
 10      Compensating Interest                                         14,186.49
 11      Amounts Held for Future Distributions                              0.00
 12 Reserve Withdrawal Per Sec. 6.08 VII                                    0.00
                                                                ----------------
 13 Available Remittance Amount:                                    5,055,766.67

 14      Less: Service Fees                                                 0.00
 15      Less: Expense Account Deposit                                  1,522.62
 16      Cross Collateral Deposit                                           0.00
                                                                ----------------
 17 Adjusted Remittance Amount:                                     5,054,244.05

    Remaining Amount Available:

 18      Adjusted Remittance Amount                                 5,054,244.05
 19      Insured Payments                                                   0.00
 20           Monthly Premium @ 12 bp
                 due Certificate Insurer                               18,271.41
 21      Class Remittance Amounts                                   5,035,972.64
 22      Cross Collateral Withdrawal                                        0.00
 23      Non-Recoverable Advances not
              Previously Reimbursed                                         0.00
                                                                ----------------
 24 Total Remaining Amount Available:                                       0.00
                                                                ================

    Amount of Reimbursements Pursuant to Sec. 5.04

 25      Servicing Fee                                                      0.00
 26      Monthly Advances and Servicer Advances                             0.00
 27      Other Mortgage Payments                                            0.00
 28      Interest Earned on P&I Deposits                                    0.00
 29      Additional Servicing Compensation                                  0.00

--------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                 1998-2 GROUP 2

IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS
         OF JUNE 25, 1998 SUPERIOR BANK - FSB SERVICING DIVISION REPORTS
          THE FOLLOWING INFORMATION PERTAINING TO SERIES 1998-2 GROUP 2
                  FOR DECEMBER 28, 1998, THE REMITTANCE DATE.

                         PERIOD ENDED: DECEMBER 1, 1998

--------------------------------------------------------------------------------

                                                                 TOTAL           CLASS 2-A             CLASS R
                                                                 -----           ---------             -------
 30           Number of Loans                                        1766
 31 Original Principal Balance                             193,657,012.22    193,657,012.22
 32 Original Pre-Funding Account Balance                             0.00              0.00
 33 Initial Overcollateralization                            7,439,746.01      7,439,746.01
 34 Realized Losses, LTD                                             0.00              0.00
 35 Carryforward Amount                                              0.00              0.00
 36 Aggregate Unpaid Principal Balance of Delinquent
       Loans Repurchased per Sec. 5.11                               0.00              0.00
                                                       --------------------------------------------------------
 37 Opening Class Principal Balance                        186,217,266.21    186,217,266.21
 38           Pool Factor per Loan Balance                     97.3150815%       97.3150815%
 39           Pool Factor per Class Balance                   100.0000000%      100.0000000%
 40 Excess Spread                                                    0.00                                  0.00
 41 Additional Principal due Class A                           646,465.11        646,465.11
 42 Cross Collateral Deposit                                         0.00              0.00
 43 Cross Collateral Withdrawal                                      0.00                                  0.00
 44 Interest Remittance                                        886,328.08        886,328.08
 45 Available Funds Cap Carry Forward                                0.00              0.00
               Distribution (see schedule C)

    PRINCIPAL ADDITIONS:
 46           Number of Loans                                           0
 47           Transfers from Pre-Funding Account                     0.00              0.00

    PRINCIPAL REDUCTIONS:
 48           Prepayments - Number                                     32                32
 49           Prepayments - Dollar                           3,413,589.25      3,413,589.25
 50           Delinquent Loans Repurchased - Number                     0                 0
 51           Delinquent Loans Repurchased - Dollar                  0.00              0.00
 52           Net Liquidation Proceeds                               0.00              0.00
 53           Curtailments                                           0.00              0.00
 54           Normal and Excess Payments                        89,590.20         89,590.20
 55           Pre-Funding Account Transfer                           0.00              0.00
                                                       --------------------------------------------------------
 56 Total Principal Remittance                               3,503,179.45      3,503,179.45
 57 Additional Principal Reduction                             646,465.11        646,465.11
                                                       --------------------------------------------------------
 58 Total Remittance                                         5,035,972.64      5,035,972.64                0.00
                                                       ========================================================
 59 Carryforward Amount                                              0.00
 60 Current Month Realized Loss - Number                                0                                     0
 61 Current Month Realized Loss - Dollar                             0.00                                  0.00

    CLASS PRINCIPAL BALANCE - EOM
 62           Number of Loans                        #               1734
 63 Closing Loan Balance                                   190,153,832.77    190,153,832.77
 64 Pre-Funding Account Balance                                      0.00              0.00
 65 Additional Principal Reduction, LTD                      8,086,211.12      8,086,211.12
 66 Realized Losses, LTD                                             0.00              0.00
 67 Carryforward Amount                                              0.00              0.00
 68 Aggregate Unpaid Principal Balance of Delinquent
       Loans Repurchased per Sec. 5.11                               0.00              0.00
                                                       ------------------------------------
 69 Closing Class Principal Balance                        182,067,621.65    182,067,621.65
 70           Pool Factor per Loan Balance                     95.5546898%       95.5546898%
 71           Pool Factor per Class Balance                    91.4912672%       91.4912672%

--------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                 1998-2 GROUP 2

IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS
         OF JUNE 25, 1998 SUPERIOR BANK - FSB SERVICING DIVISION REPORTS
          THE FOLLOWING INFORMATION PERTAINING TO SERIES 1998-2 GROUP 2
                  FOR DECEMBER 28, 1998, THE REMITTANCE DATE.

                         PERIOD ENDED: DECEMBER 1, 1998

--------------------------------------------------------------------------------

                                                              TOTAL                 CLASS A1
                                                              -----                 --------
 72 Weighted Note Rate - This Remittance:                   10.26682%
 73 Weighted Note Rate - Next Remittance:                   10.26478%

 74 Available Cap Carry Foward Amount - This Remittance:        0.00
                        (see schedule C)

 75 Pass-Through Rate:                                       5.19234%              5.19234%

 76 Related Remittance Period:                             25-Nov-98                thru         27-Dec-98
 77 Days in Related Period:                                       33

 78 Weighted Average Remaining Term                           352.02

 79 Original Pool - Principal Balance                 124,023,590.83        124,023,590.83
 80 Original Pool - Pre-Funding Account Balance        79,228,918.11         79,228,918.11
 81 Original Pool - Initial Overcollateralization       4,252,508.94          4,252,508.94
                                                      ------------------------------------
 82 Original Pool - Class Principal Balance           199,000,000.00        199,000,000.00
 83 Original Pool - Number of Loans                             1135
--------------------------------------------------------------------------------
    CLASS A OVERCOLLATERALIZATION RECONCILIATION
                                                       Beginning of Month   Current Month    End of Month
                                                       --------------------------------------------------
 84 Initial Overcollateralization                            7,439,746.01      646,465.11    8,086,211.12
 85 Cross Collateral Deposits, LTD                                   0.00            0.00            0.00
 86 Less:  Realized Losses, LTD                                      0.00            0.00            0.00
                                                       --------------------------------------------------
 87 Overcollateralization of Principal                       7,439,746.01      646,465.11    8,086,211.12
                                                       ==================================================
 88 Base Overcollateralization Requirement                                                  12,195,150.54
 89 Required Overcollateralization                                                          12,195,150.54
    CURRENT MONTH SUBORDINATED AMOUNT                  Beginning of Month   Current Month    End of Month
                                                       --------------------------------------------------
 90 Original Subordinated Amount                            26,422,826.16             N/A  26,422,826.16
 91 Less: Cumulative Realized Losses                                 0.00            0.00           0.00
 92 Plus: Cumulative Additional Proceeds                             0.00            0.00           0.00
                                                       --------------------------------------------------
 93 Current Subordinated Amount                             26,422,826.16                  26,422,826.16
                                                       ==================================================

    NONRECOVERABLE ADVANCE RECONCILIATION

 94 Beginning of Month                                                      0.00
 95 Current Month Nonrecoverable Advance                                    0.00
 96 Less: Current Month Reimbursment                                        0.00
                                                                ----------------
 97 End of Month                                                            0.00
                                                                ================
--------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                 1998-2 GROUP 2

IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS
         OF JUNE 25, 1998 SUPERIOR BANK - FSB SERVICING DIVISION REPORTS
          THE FOLLOWING INFORMATION PERTAINING TO SERIES 1998-2 GROUP 2
                  FOR DECEMBER 28, 1998, THE REMITTANCE DATE.

                         PERIOD ENDED: DECEMBER 1, 1998

--------------------------------------------------------------------------------

                                                                       CLASS
                                                                         A1
                                                --------------------------------
 98 Total Class Principal - Original Pool        ##############   ##############
 99 Interest Remittance Amount                       886,328.08       886,328.08
100 Interest Rate Factor / 1000                        4.453910         4.453910

101 Total Principal Collections                    3,503,179.45     3,503,179.45
102 Prefunding Account Transfer                            0.00             0.00
103 Additional Principal Reduction                   646,465.11       646,465.11
                                                --------------------------------
104 Principal Remittance Amount                    4,149,644.56     4,149,644.56
105 Principal Payment Factor/1000                     20.852485        20.852485
106 Principal Factor                                 914.912672       914.912672

107 Prior Month Principal Factor                     935.765157       935.765157

--------------------------------------------------------------------------------